Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund (the “Trust”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer and Executive Vice President, Principal Financial Officer and Principal Accounting Officer and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 25th day of April 2017.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ John Honis
John Honis

NEXPOINT REAL ESTATE STRATEGIES FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund (the “Trust”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer and Executive Vice President, Principal Financial Officer and Principal Accounting Officer and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 25th day of April 2017.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Bryan A. Ward
Bryan A. Ward

NEXPOINT REAL ESTATE STRATEGIES FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund (the “Trust”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer and Executive Vice President, Principal Financial Officer and Principal Accounting Officer and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 25th day of April 2017.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Timothy K. Hui
Timothy K. Hui

NEXPOINT REAL ESTATE STRATEGIES FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund (the “Trust”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer and Executive Vice President, Principal Financial Officer and Principal Accounting Officer and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 25th day of April 2017.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

NEXPOINT REAL ESTATE STRATEGIES FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund (the “Trust”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trust, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer and Executive Vice President, Principal Financial Officer and Principal Accounting Officer and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 25th day of April 2017.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Executive Vice President, Principal Financial Officer and Principal Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Ethan Powell
Ethan Powell